                                                                  Exhibit (a)(3)


                         Notice of Guaranteed Delivery

                      for Tender of Shares of Common Stock

                                       of

                            GRC INTERNATIONAL, INC.

                                       to

                                LMN CORPORATION

                          a wholly owned subsidiary of

                                   AT&T CORP.
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     This Notice of Guaranteed Delivery (or one substantially in the form hereof) must be used to accept the Offer (as defined below) if (a) certificates representing shares of Common Stock, par value $.10 per share (the "Shares"), of GRC International, Inc., a Delaware corporation ("Share Certificates"), are not immediately available; (b) time will not permit all required documents to reach EquiServe (the "Depositary") on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase described below); or (c) the procedure for book-entry transfer, as set forth in the Offer to Purchase, cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or mail or transmitted by facsimile transmission to the Depositary. See Section 3 of the Offer to Purchase.

                        The Depositary for the Offer is:

                                   EQUISERVE

           By Mail:                        By Hand:                  By Overnight Courier:
           EquiServe            Securities Transfer & Reporting            EquiServe
    Attn: Corporate Actions              Services Inc.              Attn: Corporate Actions
         P.O. Box 8029                   c/o EquiServe                 150 Royall Street
     Boston, MA 02266-8029       100 Williams Street, Galleria         Canton, MA 02021
                                      New York, NY 10038
    Facsimile Transmission:                                        Telephone to Confirm Fax:
       (781) 575-2232 or                                               (781) 575-2775 or
        (781) 575-2233                                                  (781) 575-3417

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX IN THE LETTER OF TRANSMITTAL.

              THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED
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Ladies and Gentlemen:

     The undersigned hereby tenders to LMN Corporation, a Delaware corporation and a wholly owned subsidiary of AT&T Corp., a New York corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase dated February 22, 2000 (the "Offer to Purchase") and the related Letter of Transmittal (which, as amended or supplemented from time to time, collectively constitute the "Offer"), receipt of each of which is hereby acknowledged, the number of Shares indicated below pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase:

------------------------------------------------------------       ------------------------------------------------------------

---------------------------------------------------------          ---------------------------------------------------------

 -----------------------------------------------------------       -----------------------------------------------------------
 NAMES(S) OF RECORD HOLDER(S)                                       NUMBER OF SHARES
-----------------------------------------------------------        -----------------------------------------------------------
                                                                    CERTIFICATE NO.(S) (IF AVAILABLE)
 -----------------------------------------------------------
 ADDRESS(ES)                                                        Indicate account number at Book-Entry Transfer Facility if
                                                                    Shares will be tendered by book-entry transfer:
-----------------------------------------------------------
 ZIP CODE                                                          -----------------------------------------------------------
                                                                    ACCOUNT NUMBER
 -----------------------------------------------------------
 (AREA CODE) TELEPHONE NO.                                          DATED:  , 2000
 X --------------------------------------------------------
 X--------------------------------------------------------
 SIGNATURE(S) OF RECORD HOLDER(S)
------------------------------------------------------------       ------------------------------------------------------------

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program (an "Eligible Institution"), hereby guarantees delivery to the Depositary, at one of its addresses set forth above, of either the Share Certificates evidencing all Shares tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of Shares into the Depositary's account at The Depository Trust Company, in either case together with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantee, or an Agent's Message (as defined in the Offer to Purchase) in connection with a book-entry delivery, and any other documents required by the Letter of Transmittal, within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.
     The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal and Share Certificates to the Depositary within the time period indicated herein. Failure to do so may result in financial loss to such Eligible Institution.

                                                                                X
--------------------------------------------       -----------------------------------------------------------
NAME OF FIRM                                                          AUTHORIZED SIGNATURE
--------------------------------------------       -----------------------------------------------------------
ADDRESS                                                            NAME (PLEASE PRINT OR TYPE)
--------------------------------------------       -----------------------------------------------------------
ZIP CODE                                                                      TITLE

                                                                          DATED: , 2000
--------------------------------------------
(AREA CODE) TELEPHONE NO.

             NOTE: DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL